Liberty Media Investor Meeting

Mel Karmazin, CEO

October 1, 2010

Disclaimer on
forward-looking statements

The guidance contained herein are based upon a number of assumptions and estimates that, while considered reasonable by us when taken as a whole, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control.  In addition, the guidance is based upon specific assumptions with respect to future business conditions, some or all of which will change.  The guidance, like any forecast, is necessarily speculative in nature and it can be expected that the assumptions upon which the guidance is based will not prove to be valid or will vary from actual results.  Actual results will vary from the guidance and the variations may be material.  Consequently, the guidance should not be regarded as a representation by us or any other person that the subscribers, synergies, revenue, and adjusted EBITDA will actually be achieved.  You are cautioned not to place undue reliance on this information.

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995.  Such statements include, but are not limited to, statements about future financial and operating results, the combined company’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intend,” “plan,”  “projection,”
“outlook” or words of similar meaning.  Such forward-looking statements are based upon the current beliefs and expectations of
SIRIUS XM’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of SIRIUS and XM.  Actual results may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement:  our dependence upon automakers and other third parties, the substantial indebtedness of
SIRIUS and XM; the useful life of our satellites; and our competitive position versus other forms of audio and video entertainment.  Additional factors that could cause SIRIUS’ and XM’s results to differ materially from those described in the forward-
looking statements can be found in SIRIUS’ Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the period ending June 30, 2010 and  XM’s Annual Report on Form 10-K for the year ended December 31, 2009 and its
Quarterly Report on Form 10-Q for the period ending June 30, 2010, which are filed with the Securities and Exchange Commission (the
“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).  The information set forth herein speaks only as of the date hereof, and SIRIUS and XM disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Tremendous Growth Since Our 2001 Launch
Despite New Competition

1994 – Internet radio streaming

2001 – Satellite radio begins service

2001 – Apple iPods introduced

2003 – HD radio broadcasts begin

2005 – MP3 connectivity in vehicles

SIRIUS XM Highlights

Expected YE subscribers of ~20.1 million

Adj. Revenue to approach $2.8 billion in
2010

Adj. EBITDA approx. $575 million in 2010

Adj.  EBITDA increase of over $1.1 billion
from 2007 to 2010E

Competitive Advantages

Satellite delivery system with 99.9%
continental U.S. coverage

Over 130 channels of curated content

Long term OEM agreements

Approximately $8 billion of NOL’s

Subscription model

Focused, pure-play satellite radio
company

Growth Statistics and Improvements

1H09

1H10

CHANGE

Penetration rate

55%

60%

+500 bp

Conversion rate

44.5%

45.9%

+140 bp

Churn rate

2.1%

1.9%

-20 bp

Subscribers

18.4 mm

19.5 mm

+6%

Adj. ARPU

$10.57

$11.65

+10%

Source: Company reports

Service Changes and Fees Continue to Drive Revenue

Best of SIRIUS/XM, October 2008

$4 premium upgrade

$8.99 multi-receiver pricing, March 2009

$2.99 streaming, March 2009

U.S. Music Royalty Fee, August 2009

Infotainment services

Launched iPhone, BlackBerry and
Android-Powered Smartphone Apps

Growth Opportunity in Services

Multiple infotainment services offered and
planned:

Traffic, weather, sports tracking, fuel listings,
movie listings, airport and flight conditions, red
light cameras

Other new services and audio features in
development

Coming in 2011:  Satellite Radio 2.0

Anticipated availability in retail
stores in the fourth quarter 2011

Satellite Radio 2.0 expected to
provide more channels and
increased functionality

Positive OEM reaction

SIRIUS XM’s Superior Content is a

Significant Competitive Advantage

Over 69 Channels of Commercial-Free Music

Live Coverage of Every Major Sport

The Best in News, Talk and Entertainment

RENEWALS:

NBA, Oprah Radio, Martha Stewart,
expanded Book Radio and expanded
season of Metropolitan Opera

Programming: Cost Savings

and Continued Innovation

Pop-Up Channels including
Michael Jackson Tribute,
Woodstock and

          The Who

NEW PROGRAMMING:

Rosie Radio, Glenn Beck,
Fantasy Sports, John Madden,
Cooking with Emeril and MSNBC

Penetration Gains at Automakers

OEM penetration as a percentage of U.S. auto sales

2006

2007

2008

2009

Source: Total US light vehicle sales per Global Insight and company estimates of SIRIUS XM enabled sales; Represents factory and port installs only

55%

~60%

2010E

First Half 2010:  Auto Sales Improve and
SIRIUS XM OEM Gross Adds Outperform

Source:  Company data and industry sources

+14%

+49%

OEM Sales and
SIRIUS XM OEM Gross Adds

OEM Sales (mm)

SIRIUS XM OEM Gross Adds

Source: Company data and industry sources

Factory-Enabled Vehicles in Operation to
Increase Dramatically (mm)

Source: Company estimates based on external industry estimates of 2010-15 automotive sales

Certified Preowned Program (CPO)

Launched with Acura, Audi, BMW,
Honda, General Motors, Mercedes-Benz,
Porsche, Volkswagen, Volvo and Ford

Additional programs expected to be
launched

OEM revenue sharing creates strong
arrangements

Continuing Growth Delivers
Record Number of Subscribers

Source: Company filings

Ending Subscribers 2003-2010E (mm)

1.6

4.4

9.2

13.7

19.0

17.3

18.8

~20.1

Focus on Subscriber Retention
Yields Results

4.0%

1.8%

1.8%

1.5%

Netflix

SIRIUS
XM

DISH

DTV 1

Source: Public filings and industry estimates

1  DTV churn shown for DTV US only

2Q10 Comparative Monthly Churn Rates

4-5%

HBO/
Showtime/
Starz

Among Largest U.S. Subscription
Media Businesses

2Q10 Total Basic Subscribers (in mm)

Source:  Public filings

Significant Revenue and
EBITDA Growth

Source: Company reports

Approaching

$2,800

Arbitron Study Reveals More than
40 Million Listeners

1

Study conducted in October and November 2009. Based on a typical 2.75 hr. listening average among subscribers in their cars; excludes music channels

SIRIUS XM is the preferred choice in the car1

SIRIUS XM

Radio Revenue

2001

2010E

Terrestrial Radio:

CCU, CBS, Citadel,
ETM, CMLS, etc.

$18 b (100%)

$15 b (80%)

IP Radio:

Last .fm, Slacker,
Pandora, Rhapsody,
etc., etc.

nil

< $1 b (5%)

Satellite Radio:

SIRIUS XM

nil

$2.8 b (15%)

TOTAL

$18.0 b

   $18.8 b

Source: analyst estimates and industry reports

2010E Subscription Radio Revenue

TOTAL:                                                                                           $3.1 billion

Satellite Radio:                       $2.8 billion

Internet Radio:                ~$0.3 billion

SIRIUS XM’s share of pay radio: 90%

Source: analyst estimates and industry reports

SIRIUS XM’s Superior Revenue Model

Internet

Radio

~$1.25

/ User

SIRIUS XM

$72

/ Listener

Source: Public filings and industry estimates

Terrestrial

Radio

$10-$20

/ Listener

2009E  Annual Revenue

SIRIUS XM

$136

/ Subscriber

Investment Thesis:  Improved Operating
Performance Lowers Borrowing Costs

February 2009:               15% secured

June 2009:                                                  12.875% secured

August 2009:                               10.375% secured

March 2010:                                         8.75% unsecured

Note: February 2009 transaction also included restructuring fees and equity issuance

Investment Thesis:
Operational Leverage Drives EBITDA

Contribution margin exceeds 70%

Adjusted EBITDA Margins

2008

2009

2010E

At

Maturity

(6%)

18%

21%

35%+

Source: Company reports

EBITDA margin improves dramatically as
we scale subscribers and revenue

Solid Balance Sheet and
Strong Liquidity Position

Year end 2010 cash balance should
approach $430 million based on FCF
guidance

Leverage ratio currently at
approximately 4.6x, a historic low for
our company, and will improve

No significant maturities until 2013

Investment Thesis: Completion of Satellite
Build Translates to More FCF

2005  •  2006  •  2007  •  2008  •  2009  •  2010  •  2011  •  2012  •  2013 • 2014 • 2015 • 2016 • 2017

XM

3

XM

4

SIRIUS

5

XM

5

SIRIUS

6

LAUNCH DATE

Investment Thesis: Free Cash Flow

                 Higher Adjusted EBITDA

+ Lower Interest Expense

+ Lower Capital Expenditures

+ Cash Savings from NOL Use

= Free Cash Flow Growth

Management Priorities

Grow subscribers

Grow revenue

Continue to innovate

Manage churn

Continue cost reductions

Manage balance sheet

Cash flow growth

Reconciliation for SIRIUS XM

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Q3 2009

Q4 2009

Q1 2010

Q2 2010

FY2005

FY2006

FY2007

FY2008

FY2009

As Reported Total Revenue

  270,350

  283,017

     488,443

  622,183

  586,979

  590,829

  618,656

  676,173

663,784

  699,761

     242,245

     637,235

     922,066

  1,663,992

2,472,638

Predecessor Financial Information

  308,454

  318,035

     104,704

           -

          -

           -

           -

           -

     558,266

     933,417

  1,136,542

     731,194

             -

Purchase Price Accounting Adjustments

           -

           -

       19,629

    21,925

    18,501

    17,007

    10,951

      7,606

     6,779

     5,799

              -

              -

              -

       41,554

      54,065

Adjusted Total Revenue

  578,804

  601,052

     612,776

  644,108

  605,480

  607,836

  629,607

  683,779

670,563

  705,560

     800,511

  1,570,652

  2,058,608

  2,436,740

2,526,703

As Reported Total Operating Expenses

  358,975

  351,066

  5,315,420

  675,281

  545,918

  553,594

  552,301

  592,500

538,644

  574,127

  1,071,385

  1,704,959

  1,435,156

  6,700,741

2,244,312

Predecessor Financial Information

  402,138

  400,753

     158,770

           -

          -

           -

           -

           -

  1,113,801

  1,336,515

  1,647,979

     961,663

             -

Purchase Price Accounting Adjustments

           -

           -

(4,709,722)

    47,910

    55,202

    57,184

    64,619

    63,886

   62,610

    64,857

              -

              -

              -

(4,661,812)

    240,891

Adjusted Total Operating Expenses

  761,113

  751,819

     764,468

  723,191

  601,120

  610,778

  616,920

  656,386

601,254

  638,984

  2,185,186

  3,041,474

  3,083,135

  3,000,592

2,485,203

As Reported Income (Loss) from
Operations

(88,625)

   (68,049)

(4,826,977)

   (53,098)

    41,061

    37,235

    66,355

    83,673

125,140

  125,634

    (829,140)

(1,067,724)

    (513,090)

(5,036,749)

    228,326

Predecessor Financial Information

(93,684)

   (82,718)

(54,066)

           -

          -

           -

           -

           -

    (555,535)

    (403,098)

    (511,437)

    (230,469)

             -

Purchase Price Accounting Adjustments

           -

           -

  4,729,351

   (25,985)

   (36,701)

   (40,177)

   (53,668)

   (56,280)

(55,831)

(59,058)

              -

              -

              -

  4,703,366

   (186,826)

Adjusted Income (Loss) from Operations

(182,309)

(150,767)

(151,692)

   (79,083)

     4,360

     (2,942)

    12,687

    27,393

   69,309

    66,576

(1,384,675)

(1,470,822)

(1,024,527)

    (563,852)

      41,500

As Reported Depreciation and
Amortization

    26,906

    27,113

       66,774

    82,958

    82,367

    77,158

    72,100

    77,826

   70,265

    69,230

       98,555

     105,749

     106,780

     203,752

    309,450

Predecessor Financial Information

    45,483

    32,438

       10,828

           -

          -

           -

           -

           -

          -

          -

     145,870

     168,880

     187,196

       88,749

             -

Adjusted Depreciation and Amortization

    72,389

    59,551

       77,602

    82,958

    82,367

    77,158

    72,100

    77,826

   70,265

    69,230

     244,425

     274,629

     293,976

     292,501

    309,450

As Reported Share-based Payment
Expense

    22,262

    17,151

       24,005

    23,987

    20,179

    29,701

    17,674

      6,427

   17,182

    15,901

     163,078

     437,918

       78,900

       87,405

      73,981

Predecessor Financial Information

    17,504

    12,947

         4,033

           -

          -

           -

           -

           -

          -

          -

         5,966

       68,046

       86,199

       34,485

             -

Purchase Price Accounting Adjustments

           -

           -

         1,771

         958

     1,321

      1,302

      1,125

      1,053

     1,001

        803

              -

              -

              -

         2,729

        4,801

Adjusted Share-based Payment Expense

    39,766

    30,098

       29,809

    24,945

    21,500

    31,003

    18,799

      7,480

   18,183

    16,704

     169,044

     505,964

     165,099

     124,619

      78,782

Reconciliation for SIRIUS XM

Q1 2008

Q2 2008

Q3 2008

Q4 2008

Q1 2009

Q2 2009

Q3 2009

Q4 2009

Q1 2010

Q2 2010

FY2005

FY2006

FY2007

FY2008

FY2009

As Reported Restructuring, Impairments
and Related Costs

           -

           -

         7,430

      2,977

        614

    27,000

      2,554

      2,640

          -

     1,803

              -

       10,917

              -

       10,434

      32,807

Predecessor Financial Information

           -

           -

              -

           -

          -

           -

           -

           -

          -

          -

              -

              -

              -

              -

             -

Purchase Price Accounting Adjustments

           -

           -

              -

           -

          -

           -

           -

           -

          -

          -

              -

              -

              -

              -

             -

Adjusted Restructuring, Impairments and
Related Costs

           -

           -

         7,430

      2,977

        614

    27,000

      2,554

      2,640

          -

     1,803

              -

       10,917

              -

       10,434

      32,807

As Reported Impairment Goodwill

           -

           -

  4,750,859

    15,331

          -

           -

           -

           -

          -

          -

              -

              -

              -

  4,766,190

             -

Predecessor Financial Information

           -

           -

              -

           -

          -

           -

           -

           -

          -

          -

              -

              -

              -

              -

             -

Purchase Price Accounting Adjustments

           -

           -

(4,750,859)

   (15,331)

          -

           -

           -

           -

          -

          -

              -

              -

              -

(4,766,190)

             -

Adjusted Impairment of Goodwill

           -

           -

              -

           -

          -

           -

           -

           -

          -

          -

              -

              -

              -

              -

             -

Adjusted Total Operating Expenses

  761,113

  751,819

     764,468

  723,191

  601,120

  610,778

  616,920

  656,386

601,254

  638,984

  2,185,186

  3,041,474

  3,083,135

  3,000,592

2,485,203

Less  Adjusted:

Depreciation and Amortization

    72,389

    59,551

       77,602

    82,958

    82,367

    77,158

    72,100

    77,826

   70,265

    69,230

     244,425

     274,629

     293,976

     292,501

    309,450

Share-based Payment Expense

    39,766

    30,098

       29,809

    24,945

    21,500

    31,003

    18,799

      7,480

   18,183

    16,704

     169,044

     505,964

     165,099

     124,619

      78,782

Restructuring, Impairments and Related
Costs

           -

           -

         7,430

      2,977

        614

    27,000

      2,554

      2,640

          -

     1,803

              -

       10,917

              -

       10,434

      32,807

Impairment of Goodwill

           -

           -

              -

           -

          -

           -

           -

           -

          -

          -

              -

              -

              -

              -

             -

Adjusted Cash Operating Expenses

  648,958

  662,170

     649,627

  612,311

  496,639

  475,617

  523,467

  568,440

512,806

  551,247

  1,771,717

  2,249,964

  2,624,060

  2,573,038

2,064,164

Adjusted Income (Loss) from Operations

(182,309)

(150,767)

    (151,692)

   (79,083)

     4,360

     (2,942)

    12,687

    27,393

   69,309

    66,576

(1,384,675)

(1,470,822)

(1,024,527)

    (563,852)

      41,500

Add back Adjusted:

Depreciation and Amortization

    72,389

    59,551

       77,602

    82,958

    82,367

    77,158

    72,100

    77,826

   70,265

    69,230

     244,425

     274,629

     293,976

     292,501

    309,450

Share-based Payment Expense

    39,766

    30,098

       29,809

    24,945

    21,500

    31,003

    18,799

      7,480

   18,183

    16,704

     169,044

     505,964

     165,099

     124,619

      78,782

Restructuring, Impairments and Related
Costs

           -

           -

         7,430

      2,977

        614

    27,000

      2,554

      2,640

          -

     1,803

              -

       10,917

              -

       10,434

      32,807

Impairment of Goodwill

           -

           -

              -

           -

          -

           -

           -

           -

          -

          -

              -

              -

              -

              -

             -

Adjusted EBITDA

   (70,154)

   (61,118)

      (36,851)

    31,797

  108,841

  132,219

  106,140

  115,339

157,757

  154,313

    (971,206)

    (679,312)

    (565,452)

    (136,298)

    462,539

Reconciliation for SIRIUS XM

ARPU is derived from total earned subscriber revenue, net advertising revenue and other subscription-related revenue, net of purchase price accounting adjustments, divided by the number of months in the period, divided by the daily weighted average number of subscribers for the period. Other subscription-related revenue includes amounts recognized on account of the U.S. Music Royalty Fee since the third quarter of 2009. Purchase price accounting adjustments include the recognition of deferred subscriber revenues not recognized in purchase price accounting. ARPU is calculated as follows (in thousands, except for subscriber and per subscriber amounts):

Unaudited

For the Six Months Ended

June 30,

2010

2009

Subscriber revenue (GAAP)

$        1,181,139

$        1,121,151

Net advertising revenue (GAAP)

                30,323

                24,869

Other subscription-related revenue (GAAP)

              104,641

                         -

Purchase price accounting adjustments

                  8,952

                31,883

$        1,325,055

$        1,177,903

Daily weighted average number of subscribers

         18,962,580

         18,575,219

ARPU

$               11.65

$               10.57

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